Exhibit 99.2


                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
FINANCIAL HIGHLIGHTS


                                                                                   Millions of Dollars
                                                                         Three Months Ended     Nine Months Ended
                                                                           September 30          September 30
                                                                          2005      2004        2005         2004
Revenues
   Sales and other operating revenues*                                $  48,745      34,350      128,184      95,691
   Equity in earnings of affiliates                                         872         389        2,626         980
   Other income                                                              42           2          381         173
                                                                      ---------   ---------    ---------   ---------
                                                                         49,659      34,741      131,191      96,844
                                                                      ---------   ---------    ---------   ---------
Costs and expenses
   Purchased crude oil, natural gas and products                         34,508      23,100       88,603      63,198
   Production and operating expenses                                      1,982       1,807        6,081       5,312
   Selling, general and administrative expenses                             612         529        1,690       1,513
   Exploration expenses                                                     140         205          432         511
   Depreciation, depletion and amortization                               1,049         938        3,075       2,768
   Property impairments                                                       -          12           31          63
   Taxes other than income taxes*                                         4,606       4,336       13,758      12,878
   Accretion on discounted liabilities                                       46          49          135         126
   Interest and debt expense                                                122         101          387         405
   Foreign currency transaction losses (gains)                               34          (4)          52         (53)
   Minority interests                                                         6           8           21          29
                                                                      ---------   ---------    ---------   ---------
                                                                         43,105      31,081      114,265      86,750
                                                                      ---------   ---------    ---------   ---------

   Income from continuing operations before income taxes                  6,554       3,660       16,926      10,094
   Provision for income taxes                                             2,750       1,649        7,068       4,467
                                                                      ---------   ---------    ---------   ---------
   Income from continuing operations                                      3,804       2,011        9,858       5,627
   Income (loss) from discontinued operations                                (4)         (5)          (8)        70
                                                                      ---------   ---------    ---------   ---------
Net income                                                            $   3,800       2,006        9,850       5,697
                                                                      =========   =========    =========   =========

Income per share of common stock (dollars)**
   Basic
     Continuing operations                                            $    2.73        1.45         7.06        4.08
     Discontinued operations                                                  -           -        (0.01)       0.05
     Net income                                                       $    2.73        1.45         7.05        4.13
   Diluted
     Continuing operations                                            $    2.68        1.43         6.94        4.03
     Discontinued operations                                                  -           -            -        0.05
     Net income                                                       $    2.68        1.43         6.94        4.08

Average common shares outstanding (in thousands)**
     Basic                                                            1,393,943   1,383,652    1,396,180   1,378,428
     Diluted                                                          1,417,796   1,403,432    1,419,898   1,397,038

*    Includes excise, value added and other similar taxes on petroleum
     products sales:                                                  $   4,292       4,079       12,785      12,073

** Per-share amounts and average number of common shares outstanding in all periods reflect a two-for-one stock split effected as a 100 percent stock dividend on June 1, 2005.


                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA


                                                                     Millions of Dollars
                                                         Three Months Ended     Nine Months Ended
                                                           September 30            September 30
                                                        2005        2004         2005        2004
INCOME (LOSS) FROM CONTINUING OPERATIONS
    E&P
      United States                                   $   1,107         701        2,965       2,007
      International                                       1,181         719        3,039       2,024
                                                      ---------   ---------    ---------   ---------
         Total E&P                                        2,288       1,420        6,004       4,031
                                                      ---------   ---------    ---------   ---------
    Midstream                                                88          38          541         135
                                                      ---------   ---------    ---------   ---------
    R&M
      United States                                       1,096         505        2,602       1,642
      International                                         294         203          598         348
                                                      ---------   ---------    ---------   ---------
         Total R&M                                        1,390         708        3,200       1,990
                                                      ---------   ---------    ---------   ---------
   LUKOIL Investment                                        267           -          525           -
   Chemicals                                                 13          81          209         166
   Emerging Businesses                                        -         (27)         (16)        (78)
   Corporate and other                                     (242)       (209)        (605)       (617)
                                                      ---------   ---------    ---------   ---------
   Consolidated                                       $   3,804       2,011        9,858       5,627
                                                      =========   =========    =========   =========

INCOME (LOSS) FROM DISCONTINUED OPERATIONS
   Corporate and other                                       (4)         (5)          (8)         70

SUMMARY OF NET INCOME (LOSS)
   E&P
      United States                                   $   1,107         701        2,965       2,007
      International                                       1,181         719        3,039       2,024
                                                      ---------   ---------    ---------   ---------
         Total E&P                                        2,288       1,420        6,004       4,031
                                                      ---------   ---------    ---------   ---------
   Midstream                                                 88          38          541         135
                                                      ---------   ---------    ---------   ---------
   R&M
      United States                                       1,096         505        2,602       1,642
      International                                         294         203          598         348
                                                      ---------   ---------    ---------   ---------
         Total R&M                                        1,390         708        3,200       1,990
                                                      ---------   ---------    ---------   ---------
   LUKOIL Investment                                        267           -          525           -
   Chemicals                                                 13          81          209         166
   Emerging Businesses                                        -         (27)         (16)        (78)
   Corporate and other                                     (246)       (214)        (613)       (547)
                                                      ---------   ---------    ---------   ---------
Net income                                            $   3,800       2,006        9,850       5,697
                                                      =========   =========    =========   =========


                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA


                                                         Three Months Ended      Nine Months Ended
                                                           September 30            September 30
                                                           2005      2004         2005      2004
INCOME FROM CONTINUING OPERATIONS
      Effective tax rate %                                 42.0 %     45.1         41.8       44.3

                                                                      Millions of Dollars
FOREIGN CURRENCY GAINS (LOSSES)
   AFTER-TAX
      E&P                                               $     2         (4)           6         15
      Midstream                                               -          -            7          -
      R&M                                                   (13)        (5)         (49)         1
      LUKOIL Investment                                      (1)         -           (1)         -
      Chemicals                                               -          -            -          -
      Emerging Businesses                                     -         (1)           -          -
      Corporate and other                                   (23)        15          (27)        21
                                                        --------   --------     --------   --------
                                                        $   (35)         5          (64)        37
                                                        ========   ========     ========   ========

CASH FLOWS FROM OPERATING ACTIVITIES
   Income from continuing operations                    $ 3,804      2,011        9,858      5,627
   Depreciation, depletion and amortization               1,049        938        3,075      2,768
   Property impairments                                       -         12           31         63
   Dry hole costs and leasehold impairment                   55        150          211        342
   Accretion on discounted liabilities                       46         49          135        126
   Deferred income taxes                                    261        328          753        998
   Undistributed equity earnings                           (463)      (263)      (1,682)      (541)
   Net (gain) loss on asset dispositions                    (22)         6         (264)       (82)
   Other                                                    192        (30)           1        105
   Working capital changes                                1,177      1,267          841       (611)
                                                        --------   --------     --------   --------
   Net cash provided by continuing operations             6,099      4,468       12,959      8,795
   Net cash provided by (used in) discontinued
     operations                                              (3)       (55)          (6)       (33)
                                                        --------   --------     --------   --------
   Net cash provided by operating activities            $ 6,096      4,413       12,953      8,762
                                                        ========   ========     ========   ========

CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                                     $   323        332        1,221        946
      International                                       1,152        916        3,797      2,751
                                                        --------   --------     --------   --------
                                                          1,475      1,248        5,018      3,697
   Midstream                                                838          1          839          6
   R&M                                                      440        277        1,075        770
   LUKOIL Investment                                        815          -        1,523          -
   Chemicals                                                  -          -            -          -
   Emerging Businesses                                        2         19            5         74
   Corporate and other*                                      56         49          113        112
                                                        --------   --------     --------   --------
                                                        $ 3,626      1,594        8,573      4,659
                                                        ========   ========     ========   ========
*Excludes discontinued operations

OTHER
                                                       At September 30, 2005        At December 31, 2004
   Total debt                                                $13,497                      15,002
   Common stockholders' equity                               $49,838                      42,723


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


                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
OPERATING HIGHLIGHTS
                                   BY SEGMENT


                                                         Three Months Ended            Nine Months Ended
                                                            September 30                  September 30
                                                         2005          2004            2005          2004
                                                                     Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                                             281           253             296           293
          Lower 48                                            56            50              60            51
                                                        --------      --------        --------      --------
                                                             337           303             356           344
      Norway                                                 198           189             200           205
      United Kingdom                                          56            59              59            64
      Canada                                                  22            24              23            25
      China                                                   22            25              23            28
      Indonesia                                               10            14              16            15
      Vietnam                                                 30            35              27            32
      Timor Sea                                               38            29              32            17
      Other                                                   53            55              54            60
                                                        --------      --------        --------      --------
      Total consolidated                                     766           733             790           790
      Equity affiliates                                      124           111             122           109
                                                        --------      --------        --------      --------
         Total Worldwide                                     890           844             912           899
                                                        ========      ========        ========      ========

   Syncrude                                                   21            22              19            22
                                                        ========      ========        ========      ========

   Natural gas liquids produced
      United States
          Alaska*                                             18            19              19            23
          Lower 48                                            30            26              30            25
                                                        --------      --------        --------      --------
                                                              48            45              49            48
      Norway                                                  10             8               9             8
      Canada                                                  10            10              10            11
      Timor Sea                                               20            14              15             6
      Other                                                    4            10               5             8
                                                        --------      --------        --------      --------
         Total Worldwide                                      92            87              88            81
                                                        ========      ========        ========      ========

*   Includes reinjected volumes sold lease-to-lease.           8            10               7            14

                                                                    Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                                             173           164             169           166
          Lower 48                                         1,218         1,220           1,194         1,226
                                                        --------      --------        --------      --------
                                                           1,391         1,384           1,363         1,392
      Norway                                                 259           274             275           299
      United Kingdom                                         588           720             717           807
      Canada                                                 429           425             422           430
      Timor Sea                                               35            35              35            35
      Indonesia                                              303           248             288           244
      Vietnam                                                 20            15              17            16
      Other                                                   74            78              77            75
                                                        --------      --------        --------      --------
      Total consolidated                                   3,099         3,179           3,194         3,298
      Equity affiliates                                       10             4               8             5
                                                        --------      --------        --------      --------
         Total Worldwide                                   3,109         3,183           3,202         3,303
                                                        ========      ========        ========      ========

* Represents quantities available for sale. Excludes gas equivalent of NGL shown above.

   Liquefied natural gas sales                               123           115             117           105

LUKOIL Investment
   Production (MBOE/D)*                                      266             -             231             -
   Refinery crude oil throughput (MB/D)*                     138             -             110             -

   *    Represents our estimated net share of LUKOIL.


                                 ConocoPhillips
                              Houston, Texas 77079


Preliminary
OPERATING HIGHLIGHTS


                                                       Three Months Ended          Nine Months Ended
                                                          September 30                September 30
                                                        2005        2004            2005        2004
E&P
                                                                           Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                                  $   58.70        40.48          50.54       36.41
            Lower 48                                    50.00        39.56          44.83       35.21
               Total U.S.                               57.31        40.33          49.59       36.23
         International                                  59.52        40.47          51.46       35.64
         Total consolidated                             58.49        40.41          50.61       35.90
         Equity affiliates                              45.25        26.19          37.45       23.43
            Total Worldwide                             56.64        38.78          48.80       34.40
      Natural gas-lease (per MCF)
         United States
            Alaska                                       2.57         2.22           2.66        2.38
            Lower 48                                     7.67         5.29           6.53        5.26
               Total U.S.                                7.48         5.19           6.40        5.14
         International                                   5.60         3.98           5.25        3.97
         Total consolidated                              6.40         4.48           5.71        4.44
         Equity affiliates                               0.20         0.31           0.25        2.59
            Total Worldwide                              6.38         4.48           5.70        4.44

Midstream
                                                                    Thousands of Barrels Daily

   Natural gas liquids extracted
      Consolidated
         United States                                     23           28             22          35
         International                                      5           49             34          43
      Equity affiliates
         United States*                                   171          111            131         111
         International                                      6            6              6           6
                                                    ---------    ---------      ---------   ---------
                                                          205          194            193         195
                                                    =========    =========      =========   =========

* Represents 30.3 percent interest in Duke Energy Field Services LLC (DEFS), through June 30, 2005, and 50 percent interest beginning in July 2005.

                                                                          Per Barrel
U.S. product prices Weighted average NGL**
    Consolidated                                    $   39.60        31.03          34.68       27.71
    DEFS                                                38.31        30.27          33.42       26.90

**Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural-gas-liquids component and location mix.


                                 ConocoPhillips
                              Houston, Texas 77079



                                                     Three Months Ended      Nine Months Ended
                                                        September 30           September 30
                                                     2005       2004          2005        2004
                                                              Thousands of Barrels Daily
R&M
  United States
    Crude oil capacity                               2,182      2,160          2,179     2,165
    Crude oil runs                                   2,040      2,011          2,044     2,078
    Refinery production                              2,223      2,198          2,238     2,248

  International*
    Crude oil capacity                                 428        428            428       441
    Crude oil runs                                     431        425            420       381
    Refinery production                                448        439            434       389

  U.S. Petroleum products outside sales
     Gasoline                                        1,397      1,366          1,376     1,337
     Distillates                                       725        544            683       551
     Aviation fuels                                    203        200            205       190
     Other products                                    526        553            518       548
                                                  --------   --------       --------   --------
                                                     2,851      2,663          2,782     2,626
  International                                        470        472            481       470
                                                  --------   --------       --------   --------
                                                     3,321      3,135          3,263     3,096
                                                  ========   ========       ========   ========

                                                                     Per Gallon
  U.S. Average sales prices**
     Automotive gasoline-wholesale                $   2.00       1.37           1.71      1.31
     Automotive gasoline-retail                       2.14       1.51           1.86      1.48
     Distillates-wholesale                            1.97       1.30           1.71      1.18


    * Includes ConocoPhillips' share of equity affiliates.

   ** Excludes excise taxes.